UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2015

SEANIEMAC INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	20-4292198
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

780 New York Avenue, Suite A, Huntington, New York	11743
(Address of principal executive offices)	(Zip Code)

(386) 409-0200
Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 14, 2015, SeanieMac International, Ltd. (the “Company”) issued a press release that included certain preliminary financial results for the year ended December 31, 2014. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this Current Report on Form 8-K.

The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Financial Statements and Exhibits.

The press release issued by the Company on January 14, 2015 also includes an update to shareholders on the Company’s business, financing and corporate goals for 2015.

Item 9.01.	Other Events.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated January 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEANIEMAC INTERNATIONAL, LTD.

Date: January 14, 2015	By:	/s/ Barry M. Brookstein
Barry M. Brookstein, Chief Executive Officer and Chief Financial Officer